UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 15, 2024
BARINTHUS BIOTHERAPEUTICS PLC
(Exact name of registrant as specified in its charter)

England and Wales	001-40367	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Barinthus Biotherapeutics plc
Unit 6-10, Zeus Building Rutherford Avenue,
Harwell, Didcot, OX11 0DF
United Kingdom
(Address of principal executive offices, including zip code)
+44 (0) 1865 818 808
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
American Depositary Shares	BRNS	The Nasdaq Global Market
Ordinary shares, nominal value £0.000025 per share*
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
*American Depositary Shares may be evidenced by American Depositary Receipts. Each American Depositary Share represents one (1) ordinary share. Not for trading, but only in connection with the listing of the American Depositary Shares on The Nasdaq Global Market. The American Depositary Shares represent the right to receive ordinary shares and are being registered under the Securities Act of 1933, as amended, pursuant to a separate Registration Statement on Form F-6. Accordingly, the American Depositary Shares are exempt from the operation of Section 12(a) of the Securities Exchange Act of 1934, as amended, pursuant to Rule 12a-8.

Item 7.01 Regulation FD Disclosure.

On November 15, 2024, Barinthus Biotherapeutics plc (the “Company”) issued a press release titled “Arbutus and Barinthus Bio Announce New Data from the IM-PROVE II Trial Showing that the Addition of Nivolumab Increased Rates of HBsAg Loss in People with Chronic Hepatitis B.” A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

On November 15, 2024, the Company issued a press release titled “Barinthus Bio Announces Results From Ongoing Phase 2b Chronic Hepatitis B Trial, Including Achievement of Functional Cure and HBsAb Seroconversion” A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

On November 15, 2024, the Company updated its corporate presentation for use in meetings with investors, analysts and others. A copy of this presentation is furnished as Exhibit 99.3 to this Current Report on Form 8-K. The Company undertakes no obligation to update, supplement or amend the presentation.

The information in Item 7.01 of this Current Report on Form 8-K (including Exhibits 99.1, 99.2 and 99.3) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

On November 15, 2024, the Company announced the datasets associated with updated data from the ongoing IM-PROVE II and HBV003 trial presented at the American Association for the Study of Liver Diseases (AASLD) – The Liver Meeting® 2024.

New Data from the IM-PROVE II trial

The new data are from an additional cohort of participants (Group C) who received repeat doses of imdusiran, Arbutus’ RNAi therapeutic, followed by Barinthus Bio's T-cell stimulating immunotherapeutic, VTP-300, with or without low-dose nivolumab, an anti-PD-1 monoclonal antibody. The data indicated that Group C participants receiving nivolumab experienced increased rates of HBsAg loss (defined as HBsAg <LLOQ [0.05 IU/mL]) compared to Group A and B participants who received imdusiran and VTP-300 or placebo. The data from Groups A and B were previously presented at the European Association for the Study of the Liver (EASL) Congress in June 2024.

Group C enrolled a total of 22 non-cirrhotic, virally suppressed cHBV participants with HBsAg ≥100 to <5,000 IU/mL at screening who were on stable nucleos(t)ide analogue (NUC) therapy for ≥12 months. Thirteen of these participants were eligible to receive low-dose nivolumab and nine participants were not eligible, based on the trial criteria.

The preliminary data from Group C included data to Week 48 (20/22 participants) and showed the following:
•Imdusiran lead-in treatment led to a mean decline from baseline in HBsAg consistent with data from Groups A and B.
•Significantly greater mean declines in HBsAg levels (p <0.017) were seen in Group C participants, who received imdusiran and VTP-300 with nivolumab, at Week 48 compared with Groups A and B and Group C without nivolumab.
•23% of participants (3/13) in the group receiving imdusiran, VTP-300 and low-dose nivolumab achieved HBsAg loss by Week 48.
•Increases in soluble immune biomarkers associated with immune checkpoint proteins, inflammation, and T-cell activation were observed in participants who had HBsAg loss at any point through Week 48.
•The Group C treatment regimen with nivolumab was generally well tolerated and did not result in any immune-related adverse events.

Interim HBV003 data

The HBV003 study (NCT05343481) is fully recruited with a total of 121 participants, including 69 participants who had entered the trial with HBsAg levels below 200 IU/mL. The study is evaluating different dosing regimens of VTP-300 in combination with low-dose nivolumab, an anti-PD-1 monoclonal antibody. The new data showed that as of data cut off, eight participants were reported with complete HBsAg loss (defined as HBsAg levels below the lower limit of quantitation [<LLOQ, 0.05 IU/mL]) and two participants met the criteria for functional cure.

Uniquely, two of the eight participants with HBsAg loss, became positive for anti-hepatitis B antibodies (HBsAb) that they did not have before, including one of those who met functional cure criteria. The data from this ongoing study indicate that stronger responses may happen in participants treated with the combination of VTP-300 and a low dose of the anti-PD1 antibody nivolumab (Groups 1 and 2).

40 participants, with HBsAg below 200 IU/mL at screening, who had reached Day 169 were assessed for nucleos(t)ide analogue (NUC) discontinuation. The data showed the following:
•24 were eligible for NUC discontinuation.
•Eight achieved HBsAg loss at any time, two of whom achieved it after Day 169.
•Nine participants chose to discontinue NUCs.
▪66% (n=6/9) remained off NUC therapy, five for more than six months.
◦Two of these six have met the criteria for functional cure.
◦Two of these six seroconverted to HBsAb positivity.
◦Follow up is continuing with the remaining participants to assess if they will meet functional cure criteria.
•Durable HBsAg declines were observed in all treatment groups, consistent with data previously presented at the European Association for the Study of the Liver (EASL) Congress, in June 2024.
•Preliminary safety data indicate that VTP-300 in combination with low-dose nivolumab was generally well tolerated with no treatment-related SAEs observed or reported as of data cut off.

Functional cure is defined by AASLD as sustained HBsAg loss and hepatitis B virus DNA <LLOQ for 6 months off-treatment. Data cut off was September 30, 2024, for lab data and October 8, 2024, for clinical data.
Forward Looking Statements
This Current Report on Form 8-K contains forward-looking statements regarding Barinthus Bio within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, which can generally be identified as such by use of the words “may,” “will,” “plan,” “forward,” “encouraging,” “believe,” “potential,” and similar expressions, although not all forward-looking statements contain these identifying words. These forward-looking statements include, without limitation, express or implied statements regarding our product development activities and clinical trials, including timing for readouts of any interim data or next steps for any of our programs, including VTP-300 and the HBV003 trial, the timing for readouts for the IM-PROVE II trial of our collaboration partner, Arbutus, the tolerability or potential benefits of VTP-300 or imdusiran, including the combination with nivolumab, and our ability to develop and advance our current and future product candidates and programs. Any forward-looking statements in this Current Report on Form 8-K are based on our management’s current expectations and beliefs and are subject to numerous risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this Current Report on Form 8-K, including, without limitation, risks and uncertainties related to the success, cost and timing of our pipeline development activities and planned and ongoing clinical trials, including the risk that the timing for preliminary, interim or final data or initiation of our clinical trials may be delayed, the risk that interim or topline data may not reflect final data or results, our ability to execute on our strategy, regulatory developments, the risk that we may not achieve the anticipated benefits of our pipeline prioritization and corporate restructuring, our ability to fund our operations and access capital, our cash runway, including the risk that our estimate of our cash runway may be incorrect, global economic uncertainty, including disruptions in the banking industry, the conflict in Ukraine, the conflict in Israel and Gaza, and other risks identified in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2023, our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. We caution you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. We expressly disclaim any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.

Item 9.01. Financial Statements and Exhibits.
(d)Exhibits

99.1	Press Release dated November 15, 2024.
99.2	Press Release dated November 15, 2024.
99.3	Corporate Deck dated November 15, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Barinthus Biotherapeutics plc

Date: November 15, 2024	By:	/s/ William Enright
William Enright
Chief Executive Officer